UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2013

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, Nevada 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Form 8-K/A is being filed due to the fact that when it was originally filed, it inadvertently referred to September 30, 2013 as the Period Ending.  That date has been changed to reflect the correct date of November 16, 2013 when we learned of the correction that needed to be addressed.

Further, the SEC has requested that we insert the date the Auditors indicated to us the financials could not be relied upon and why.  This 8K has included that information as well as an updated letter from our Auditor.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 20, 2013 the Company filed its quarterly report on Form 10Q for the period ended March 31, 2013 with the United States Securities and Exchange Commission.  On November 16, we first learned from independent public accountants that a correction to our financials was required for the First Quarter of 2013, due to a change in the accounting for lease operating agreements.  The accounting was originally treated as a variable interest entity and was consolidated. The Company determined that the correct accounting method was a leased operation instead of a consolidated entity.  The change in accounting addressed the consolidation of assets and liabilities as a variable interest entity that did not belong to the company as a leased operation and therefore were not consolidated under the lease operation accounting.

In the absence of an audit committee, the Chief Executive Officer, the Chief Financial Officer, the Board of Directors, the officers of the company and our corporate counsel discussed this matter with our independent accounting team and it was decided that the Company would immediately file an 8-K announcing the non-reliance and immediately follow that up with the amended Form 10-Q/A containing the correct financials.  These filings were made with the SEC on November 19, 2013.

The Company filed its interim consolidated financial statements included in the quarterly report on Form 10-Q/A Amendment No. 2 for the period ended March 31, 2013 on November 19, 2013.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm, of the matters disclosed in this filing, and has included as an exhibit to this Form 8-K filing the acknowledgement of Sadler, Gibb & Associates, LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d)     EXHIBITS:

Exhibit Number	Description

16.1	Letter From Sadler Gibb & Associates Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer

Date:   February 3, 2014